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                                                                   Exhibit 10.43
                                                                DRAFT -- 1/16/98




                                     FORM OF
                                OPTION AGREEMENT


         OPTION AGREEMENT, dated as of _________, 1998, between, Cambridge Energy Research Associates, Inc., a Massachusetts corporation, ("CERA INC.") and Edward G. Jordan (the "Grantee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Plan of Merger and Exchange Agreement, dated as of August 1, 1997 (the "MERGER AND EXCHANGE AGREEMENT"; capitalized terms used herein without definition have the meanings specified therein), among MCM Group, Inc., a Delaware corporation ("MGI"), Global Decisions Group LLC, a Delaware limited liability company (the "Parent"), GDG Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("MERGER SUB"), the stockholders of CERA, Inc., named therein (collectively, the "STOCKHOLDERS") and The Goldman Sachs Group, L.P., a Delaware limited partnership, the Parent has agreed to acquire (I) all of the outstanding capital stock of MGI, pursuant to the merger of Merger Sub with and into MGI, with MGI as the surviving corporation, and (II) all of the outstanding CERA Common Stock and certain of the limited partnership interests of Cambridge Energy Research Associates Limited Partnership, a Delaware limited partnership, pursuant to the exchange of such common stock and such partnership interests for LLC Units and certain contingent interests in the Parent;

         WHEREAS, pursuant to the Merger and Exchange Agreement, and in full payment of any and all fees due to the Grantee in respect of the Transactions and the other transactions contemplated in the Merger and Exchange Agreement, CERA, Inc. desires to grant to the Grantee an option to purchase an aggregate of 11,132 LLC Units at an exercise price of $23.55 per Unit and on the other terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein, CERA, Inc. and the Grantee hereby agree as follows:

         1. GRANT OF OPTION; EXERCISE PRICE. CERA, Inc. hereby grants to the Grantee the option (the "Option") to purchase an aggregate of 11,132 LLC Units at an exercise price of $23.55 per LLC Unit (the "EXERCISE PRICE").

         2. EXERCISABILITY; EXPIRATION. Subject to the conditions set forth in this Agreement, this option shall be exercisable by the Grantee at any time after the date of this







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grant, but shall expire and may not be exercised after the tenth anniversary of the date of grant.

         3. RESTRICTIONS ON EXERCISE; NON-TRANSFERABILITY OF OPTION: PAYMENT IN LIEU OF DELIVERY.

         (a) RESTRICTIONS ON EXERCISE. The Option may be exercised only with respect to whole LLC Units. No certificates for fractions of LLC Units shall be issued. Notwithstanding any other provision of this Agreement, the Option may not be exercised in whole or in part, and no certificates representing LLC Units shall be delivered, unless (I) all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured and (II) the purchase of the LLC Units upon the exercise of the Option shall be exempt from registration under the applicable U.S. federal and state securities laws and non-U.S. securities laws or the LLC Units shall have been registered under such laws and (III) and the requirements of the Amended and Restated Limited Liability Company Agreement, dated as of __________ 1998, of the Parent, as such agreement may be amended, supplemented or modified from time to time (the "LLC Agreement"), shall have been met. CERA, Inc. agrees that at any time when the Option is exercisable there shall be a sufficient number of LLC Units available for delivery upon the exercise of the Option which are authorized but previously unissued and not reserved for any other purpose. CERA, Inc. shall use reasonable efforts to obtain the consents and approvals referred to in the third sentence of this Section 3(a).

         (b) NON-TRANSFERABILITY OF OPTION. The Option (I) may be exercised only by the Grantee or the Grantee's permitted transferee, (II) is not assignable or transferable, in whole or in part, other than as expressly provided below, and (III) may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise), to or by any person, PROVIDED that the Grantee may transfer the Option without the consent of CERA, Inc. (and subject to the terms hereof)
(X) by will or the laws of descent or distribution upon the death of the Grantee or (Y) to a trust the only actual beneficiaries under which are the Grantee and/or such Grantee's brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, but in each case only if each transferee assumes and agrees in writing, pursuant to an agreement in form and substance reasonably satisfactory to CERA, Inc., to be bound by the terms and provisions hereof, and makes the same representations and warranties as to itself as in Section 6.

         4. MANNER OF EXERCISE. To the extent that the Option shall have become and remains exercisable as provided in Section 2, the Option may be exercised,





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in whole or in part, by notice to CERA, Inc. in writing, given at least five business days prior to the date on which the Grantee or the relevant permitted transferee, as applicable, will so exercise the Option (the "EXERCISE DATE"), specifying the number of LLC Units with respect to which the Option is being exercised and the Exercise Date. Upon such exercise, (A) on or before the Exercise Date, the Grantee or the relevant permitted transferee, as applicable shall deliver to CERA, Inc. full payment for the LLC Units to be issued by the Parent and delivered by CERA, Inc. upon such exercise of the Option (the "EXERCISE LLC UNITS") in United States dollars in cash, or cash equivalents satisfactory to CERA, Inc., and in an amount equal to the aggregate Exercise Price for the Exercise LLC Units and (B) on the Exercise Date, CERA, Inc. shall deliver to the Grantee or the relevant permitted transferee, as applicable, a certificate or certificates representing the Exercise LLC Units, registered in the name of the Grantee or the relevant permitted transferee, as applicable. CERA, Inc. may require the Grantee or the relevant permitted transferee, as applicable to furnish or execute such other documents as CERA, Inc. shall reasonably deem necessary (I) to evidence such exercise and (II) to confirm that registration is not then required under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT") and (III) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

         5. EXERCISE UNITS SUBJECT TO LLC AGREEMENT. The Grantee or the relevant permitted transferee, as applicable hereby agrees that Exercise LLC Units shall be entitled to the benefits of and are bound by the transfer restrictions, holdback and other provisions of the LLC Agreement (including, without limitation, Article XIII and Section 15.2 thereof) as in effect at the relevant time.

         6.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTEE.

         (a) INVESTMENT INTENTION; RESTRICTION ON DISPOSITION. The Grantee represents and warrants that the Option has been, and any Exercise LLC Units will be, acquired by the Grantee solely for his own account and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Exercise LLC Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Exercise LLC Units), except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Grantee further understands, acknowledges and agrees that none of the Exercise LLC Units may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the LLC Agreement shall have been complied with or have expired.





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         (b)  LEGEND. The Grantee acknowledges that any certificate representing the Exercise LLC Units shall bear the following legend:

         "THE LLC UNITS REPRESENTED HEREBY ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS, AND ARE SUBJECT TO THE TRANSFER RESTRICTIONS, HOLDBACK AND OTHER PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE PARENT, DATED AS OF _______, 1998, AS SUCH AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME (THE "LLC AGREEMENT"), AND NEITHER THIS CERTIFICATE NOR THE LLC UNITS REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH LLC AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE PARENT.

         THE LLC UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (I) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         (B) SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT AND, EXCEPT UNDER CERTAIN CIRCUMSTANCES REFERRED TO IN THE SUBSCRIPTION AGREEMENT, THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE PARENT AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE PARENT, TO THAT EFFECT, OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE PARENT, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (II) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."






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         (c)   SECURITIES LAW MATTERS. The Grantee acknowledges receipt of advice from CERA, Inc. that (I) the Exercise LLC Units will not be registered under the Securities Act or under any state securities or "blue sky" laws, (II) the Exercise LLC Units may not be offered, sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered except in accordance with the LLC Agreement, (III) the Exercise LLC Units must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise LLC Units until the Exercise LLC Units are subsequently registered under the Securities Act and any applicable state securities laws or any exemption from registration is available, (IV) it is not anticipated that there will be any public market for the Exercise LLC Units, (V) the resale restrictions under Rule 144 ("RULE 144") or Rule 145 ("RULE 145") promulgated under the Securities Act may be applicable to sales of the Exercise LLC Units by the Grantee or the relevant permitted transferee, as applicable, (VI) CERA, Inc. has made no covenant to make Rule 144 available with respect to sales of securities of the Parent, (VII) neither the Parent nor CERA, Inc. plans to file reports with the Commission or make information concerning the Parent publicly available unless required to do so by law or by the terms of its financing agreements, (VIII) if the exemption afforded by Rule 144 is not available, sales of the Exercise LLC Units may be difficult to effect because of the absence of public information concerning the Parent, (IX) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Exercise LLC Units and (X) a notation shall be made in the appropriate records of CERA, Inc. and the Parent indicating that the Exercise LLC Units are subject to restrictions on transfer set forth in the LLC Agreement and, if the Parent should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise LLC Units.

         (d) COMPLIANCE WITH RULE 144. If any of the Exercise LLC Units are to be disposed of in accordance with Rule 144, the Grantee shall transmit to the Parent an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Parent may reasonably require to assure compliance with Rule 144 in connection with such disposition.

         (e) ABILITY TO BEAR RISK. The Grantee covenants that he will not exercise all or any portion of the Option unless (i) the financial situation of the Grantee is such that he can afford to bear the economic risk of holding the Exercise LLC Units for an indefinite period and (ii) he can afford to suffer the complete loss of his investment in the Exercise LLC Units.

         (f) REGISTRATION; RESTRICTIONS ON SALE UPON PUBLIC OFFERING. The Exercise LLC Units shall constitute "Registrable Securities" under the LLC Agreement.





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The Grantee agrees that, in the event that the Parent files a registration statement under the Securities Act with respect to an underwritten public offering of any of its LLC Units, options, warrants or other rights to purchase such LLC Units or securities convertible into such LLC Units, it will not effect any public sale (including a sale under Rule 144) or distribution of any LLC Units (other than as part of such underwritten public offering) during the 20 days prior to and one year after the effective date of such registration statement.

         7. REPRESENTATIONS AND WARRANTIES OF CERA, INC.. CERA, Inc. represents and warrants to the Grantee that (A) the Parent is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (B) this Agreement has been duly authorized, executed and delivered by CERA, Inc. and constitutes a valid and legally binding obligation of CERA, Inc., enforceable against CERA, Inc. in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (C) upon exercise of the Option in accordance with the terms hereof, the Exercise LLC Units, when issued, delivered and paid for in accordance with the terms hereof and upon compliance with any applicable requirements of the LLC Agreement, will be duly and validly issued, and free and clear of any liens or encumbrances other than the restrictions on transfer set forth herein or in the LLC Agreement.

         8. NO RIGHTS AS A HOLDER OF LLC UNITS. The Grantee shall have no voting or other rights as a holder of LLC Units with respect to any of the LLC Units covered by the Option until the exercise of the Option, the issuance of an LLC Unit certificate or certificates to the Grantee for such LLC Units, and the admission of the Grantee to the Parent in accordance with the LLC Agreement. No adjustment shall be made for distribution or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. CAPITAL ADJUSTMENTS. The number and price of the LLC Units covered by the Option shall be proportionately adjusted to reflect any distribution in the form of LLC Units or options, warrants or other rights to acquire LLC Units, LLC Unit split or any recapitalization of the Parent.

         In the event of any merger, consolidation, reorganization, exchange of securities, recapitalization, liquidation or similar transaction where the Exercise LLC Units are converted into or exchanged for other securities, all references in this Agreement to Exercise LLC Units shall be deemed to refer to such securities into which the Exercise





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LLC Units shall have been converted or for which the Exercise LLC Units shall have been exchanged.

         10.   MISCELLANEOUS.

         (a) NOTICES. All notices, demands and other communications made in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given to any party (A) three Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (B) two Business Days after it is sent by overnight courier guaranteeing next day delivery, in each case, to the address of such party set forth below, or to such other address as CERA, Inc., the Parent or the Grantee, as the case may be, shall specify by notice to the others:


                   (i)     if to CERA, Inc., to:

                           Cambridge Energy Research Associates, Inc.
                           20 University Road
                           Cambridge, Massachusetts  02138
                           Facsimile: (617) 497-0423
                           Telephone: (617) 497-6446
                           Attention: President

                   (i)     if to the Parent, to:

                           Global Decisions Group LLC
                           c/o McCarthy, Crisanti & Maffei, Inc.
                           One Chase Manhattan Plaza
                           New York, New York  10005
                           Facsimile: (212) 908-4346
                           Telephone: (212) 509-5800
                           Attention: President






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                   (ii)    if to the Grantee, to:

                           Edward G. Jordan
                           26162 Ladera Drive
                           Carmel, California  93923
                           Facsimile: (408) 625-3745
                           Telephone: (408) 625-0858

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

Copies of any notice or other communication given under this Agreement shall also be given to:

                   Clayton, Dubilier & Rice, Inc.
                   375 Park Avenue, 18th Floor
                   New York, New York 10152

                   ATTENTION: Donald J. Gogel

                   Brera Capital Partners, LLC
                   590 Madison Avenue, 18th Floor
                   New York, New York 10022

                   ATTENTION: Alberto Cribiore

                   Debevoise & Plimpton
                   875 Third Avenue
                   New York, New York 10022

                   ATTENTION: Steven R. Gross, Esq.

                   and

                   Hale and Dorr LLP
                   60 State Street
                   Boston, MA 02109

                   ATTENTION: Paul P. Brountas, Esq.






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         (b)   BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         (c)   WAIVER; AMENDMENT.

               (i) WAIVER. Any party hereto may by written notice to the other party (A) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (B) waive compliance with any of the conditions or covenants of the other party contained in this Agreement and (C) waive or modify performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of any representations or warranties contained herein, or of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

               (ii) AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Grantee and CERA, Inc.

         (d) ASSIGNABILITY. Except as otherwise expressly provided herein, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by CERA, Inc. or the Grantee without the prior written consent of the other party.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PRINCIPLES.





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         (f)   SECTION AND OTHER HEADINGS, ETC. The section and other headings of this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In this Agreement all references to "dollars" or "$" are to United States dollars.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         (h) CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein have the meaning given to them in the Merger and Exchange Agreement.

         IN WITNESS WHEREOF, CERA, Inc. and the Grantee have executed this Agreement as of the date first above written.


                                CAMBRIDGE ENERGY RESEARCH
                                ASSOCIATES, INC.



                                By: _________________________________________
                                    Name:
                                    Title:



                                EDWARD G. JORDAN



                                By:
                                    -----------------------------------------
                                    Name: Edward G. Jordan


                                Number of LLC Units Subject to Option: 11,132





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